UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 11, 2007 (May 10, 2007)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01.       Entry into a Material Definitive Agreement

Retirement Agreement

            On May 10, 2007, the Norfolk Southern Corporation Board of Directors approved a Retirement Agreement between Norfolk Southern Corporation and Henry C. Wolf.  In the Retirement Agreement, Mr. Wolf also agreed not to compete with Norfolk Southern or solicit employees or customers away from the company for five years and agreed to waive his rights under his change-in-control agreement.  In return, the Retirement Agreement provides that Mr. Wolf's pension benefit under Norfolk Southern's Supplemental Benefit Plan will be calculated by adding one additional year of service and provides for an award of restricted stock units to him.  The Retirement Agreement is attached hereto as Exhibit 10.1

Waiver Agreement

            On May 10, 2007, the Compensation Committee of Norfolk Southern's Board of Directors approved a Waiver Agreement between Norfolk Southern Corporation and Henry C. Wolf.  The Waiver Agreement provides for the modification of terms of 21,700 Restricted Shares granted to Mr. Wolf in 2005 under the Long-Term Incentive Plan and 14,468 Restricted Stock Units granted to Mr. Wolfe in 2005 under the Restricted Stock Unit Plan, which Mr. Wolf otherwise would have forfeited upon retirement.  Under the Waiver Agreement, these Restricted Shares and Restricted Stock Units remain subject to their applicable restriction period, except in the event of death, and a non-compete provision until January 27, 2010.  The Waiver Agreement is attached hereto as Exhibit 10.2.

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits

            The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Retirement Agreement by and between Norfolk Southern Corporation and Henry C. Wolf
10.2	Waiver Agreement by and between Norfolk Southern Corporation and Henry C. Wolf

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Dezora M. Martin

                                                            _________________________________

                                                            Name:  Dezora M. Martin
                                                            Title:    Corporate Secretary

Date:    May 11, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Retirement Agreement by and between Norfolk Southern Corporation and Henry C. Wolf
10.2	Waiver Agreement by and between Norfolk Southern Corporation and Henry C. Wolf